UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 28, 2006

                              AEROFLEX INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


        Delaware                     000-02324                  11-1974412
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
   of Incorporation)                File Number)          Identification Number)


        35 South Service Road
        Plainview, New York                                        11803
(Address of Principal Executive Offices)                         (Zip Code)

                                 (516) 694-6700
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.   Entry into a Material Definitive Agreement.


     On August 28, 2006, Aeroflex Incorporated (the "Company") and Aeroflex Test Solutions Limited, a subsidiary of the Company, entered into a First Amendment Agreement (the "Amendment") to the Five-Year Senior Revolving Credit Agreement, dated as of March 21, 2006 (the "Credit Agreement"), with the several banks and other financial institutions or entities which are parties thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

     The Amendment provides that Aeroflex may continue to expend funds in the form of repurchases of up to 3,000,000 shares of its common stock pursuant to the repurchase plan approved by the Company's Board of Directors and announced on May 23, 2005, so long as no Default (as defined in the Credit Agreement) shall have occurred and be continuing and the aggregate amount expended for such purchases, and certain other Restricted Payments (as defined in the Credit Agreement), do not exceed $30,000,000. This provision is additive to the already existing provision in the Credit Agreement that permits, in the absence of a Default, Restricted Payments in any four consecutive fiscal quarters in an amount not to exceed the greater of (i) 40% of Consolidated Net Income (as defined in the Credit Agreement) for such period and (ii) $10,000,000.

     Reference is made to the Amendment for a full description of its terms, a copy of which is attached hereto as Exhibit 10.1.


Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits.

10.1 First Amendment Agreement, dated August 28, 2006, to the Five-Year Senior Revolving Credit Agreement, by and among the Company, Aeroflex Test Solutions Limited, the lenders party thereto and JP Morgan Chase Bank, N.A., as administrative agent.





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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AEROXFLEX INCORPORATED


                                      By: /s/John Adamovich, Jr.
                                         -----------------------------
                                         Name:  John Adamovich, Jr.
                                         Title: Senior Vice President and
                                                Chief Financial Officer

Date:  August 31, 2006



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                                  Exhibit Index


10.1 First Amendment Agreement, dated August 28, 2006, to the Five-Year Senior Revolving Credit Agreement, by and among the Company, Aeroflex Test Solutions Limited, the lenders party thereto and JP Morgan Chase Bank, N.A., as administrative agent.